UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2020

STITCH FIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Commission file number: 001-38291

Delaware	27-5026540
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1 Montgomery Street, Suite 1500
San Francisco, California 94104
(Address of principal executive offices and zip code)
(415) 882-7765
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.00002 per share	SFIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, Mike Smith, President, Chief Operating Officer and Interim Chief Financial Officer of Stitch Fix, Inc. (the “Company”) announced his intention to resign from the Company to start a venture capital firm. Mr. Smith plans to remain with the Company in his current roles at least until the Company hires and announces a new Chief Financial Officer, after which the Company and Mr. Smith will determine the effective date of his resignation. The Company has been conducting a search for a new Chief Financial Officer.
On November 19, 2020, the Company’s Board of Directors (the “Board”) increased the authorized number of directors on the Board from nine (9) to ten (10) and appointed Mr. Smith to serve as a member of the Board, effective immediately, to fill the vacancy. Mr. Smith will serve as a Class II director, the class of directors whose term expires at the 2022 Annual Meeting of Stockholders. Mr. Smith has not been appointed to serve on any Board committees at this time. Mr. Smith will not receive any compensation for his service on the Board while he remains an employee of the Company.
There is no arrangement or understanding between Mr. Smith and any other persons pursuant to which Mr. Smith was appointed as a director. Furthermore, there are no family relationships between Mr. Smith and any director or executive officer of the Company. There are no transactions to which Mr. Smith is a party that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stitch Fix, Inc.

Dated: November 19, 2020	By:	/s/ Scott Darling
Scott Darling
Chief Legal Officer